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                                                                Exhibit 99.4


        UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION


         The following is the unaudited pro forma combined consolidated financial information for the Registrant giving effect to the merger by and between Allegiant and Southside and the related financing. The balance sheet information presented gives effect to the merger and the related financing thereof as if each occurred on June 30, 2001. The income statement information presented gives effect to the merger and the related financing as if each occurred on the first day of each period presented. In addition, the unaudited pro forma combined consolidated income statement information for the year ended December 31, 2000, gives effect to Allegiant's acquisition of Equality Bancorp which it completed on November 15, 2000, as if that acquisition had occurred on January 1, 2000. The following pro forma historical information does not reflect any cost savings which the Registrant expects to achieve subsequent to the merger.

         The unaudited pro forma combined consolidated financial information should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Combined Consolidated Financial Information and with Allegiant's, Equality Bancorp's and Southside's historical financial statements. This unaudited pro forma combined consolidated financial information may not be indicative of the results of operations that actually would have occurred if Allegiant's merger with Southside and the related financing had occurred on the dates assumed above or of the results of operations that may be achieved in the future. In addition, the unaudited pro forma combined consolidated income statement information for the year ended December 31, 2000, is not necessarily indicative of the results of operations that actually would have occurred if the acquisition of Equality Bancorp had occurred on the date assumed.





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
                                 UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                                                   AS OF JUNE 30, 2001
                                                      (IN THOUSANDS)
                                                                                                               PRO FORMA
                                                                                           PRO FORMA           COMBINED
                                                        ALLEGIANT        SOUTHSIDE        ADJUSTMENTS        CONSOLIDATED
                                                        ---------        ---------        -----------        ------------
ASSETS
Cash and due from banks...........................     $    30,168      $    21,552       $    (5,259)(1)    $     46,461
Fed funds.........................................           8,964           31,979                --              40,943
Investment securities:
   Available-for-sale.............................         157,807          174,912                --             332,719
   Held-to-maturity...............................           4,618           26,437                --              31,055
                                                       -----------      -----------       -----------        ------------
   Total securities...............................         162,425          201,349                --             363,774
Loans:
   Commercial loans...............................         181,226           83,188                --             264,414
   Real estate loans..............................         660,704          359,395             4,000 (2)       1,024,099
   Consumer loans.................................          42,655           34,908                --              77,563
                                                       -----------      -----------       -----------        ------------
     Total loans..................................         884,585          477,491             4,000           1,366,076
     Allowance for loan losses....................          12,368            5,402                --              17,770
                                                       -----------      -----------       -----------        ------------
     Net loans....................................         872,217          472,089             4,000           1,348,306
Loans held for sale...............................          16,739               --                --              16,739
Premises and equipment............................          19,219           16,835            10,000 (2)          46,054
Intangible assets.................................          10,300            3,248            41,738 (3)          55,286
Other assets......................................          36,944           28,668                --              65,612
                                                       -----------      -----------       -----------        ------------
     Total assets.................................     $ 1,156,976      $   775,720       $    50,479        $  1,983,175
                                                       ===========      ===========       ===========        ============

LIABILITIES
Deposits:
   Non-interest bearing deposits..................     $    89,571      $    74,258       $        --        $    163,829
   Interest bearing deposits......................         782,239          538,921            (5,000)(2)       1,316,160
                                                       -----------      -----------       ------------       ------------
     Total deposits...............................         871,810          613,179            (5,000)          1,479,989
Short-term borrowings.............................          95,739            9,470                --             105,209
Long-term debt....................................          83,534           73,252            25,000 (2,4)       181,786
Guaranteed preferred beneficial interests
   in subordinated debentures.....................          17,250               --            35,000 (5)          52,250
Other liabilities.................................           4,531            6,786             9,600 (2)          20,917
                                                       -----------      -----------       -----------        ------------
     Total liabilities............................       1,072,864          702,687            64,600           1,840,151
                                                       -----------      -----------       -----------        ------------

SHAREHOLDERS' EQUITY
Common stock......................................              95            8,985            (8,927)(6)             153
Surplus...........................................          61,371            5,419            53,435 (7)         120,225
Retained earnings.................................          20,545           64,011           (64,011)(8)          20,545
ESOP..............................................              --             (692)              692 (9)              --
Treasury stock, at cost...........................              --           (5,843)            5,843 (10)             --
Accumulated other comprehensive income............           2,101            1,153            (1,153)(11)          2,101
                                                       -----------      -----------       -----------        ------------
     Total shareholders' equity...................          84,112           73,033           (14,121)            143,024
                                                       -----------      -----------       -----------        ------------
     Total liabilities and shareholders' equity...     $ 1,156,976      $   775,720       $    50,479        $  1,983,175
                                                       ===========      ===========       ===========        ============

The accompanying notes are an integral part of the unaudited pro forma combined consolidated financial information.




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
                           UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
                                       FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                         PRO FORMA
                                                                                    PRO FORMA            COMBINED
                                                  ALLEGIANT        SOUTHSIDE       ADJUSTMENTS         CONSOLIDATED
                                                  ---------        ---------       -----------         ------------
INTEREST INCOME
Interest and fees on loans...................    $    38,329      $    19,564      $      (400)(12)    $     57,493
Interest on investment securities............          4,864            5,850               --               10,714
Interest on over night investments...........            808              735               --                1,543
                                                 -----------      -----------      -----------         ------------
   Total interest income.....................         44,001           26,149             (400)              69,750

INTEREST EXPENSE
Interest on deposits.........................         20,604           12,170              166 (1)           32,940
Interest on borrowings.......................          5,651            2,227            2,956 (2,4,5)       10,834
                                                 -----------      -----------      -----------         ------------
   Total interest expense....................         26,255           14,397            3,122               43,774
                                                 -----------      -----------      -----------         ------------
     Net interest income.....................         17,746           11,752           (3,522)              25,976
Provision for loan losses....................          1,700              321               --                2,021
                                                 -----------      -----------      -----------         ------------
     Net interest income after provision
       for loan losses.......................         16,046           11,431           (3,522)              23,955

NON-INTEREST INCOME
Service charges on deposits..................          1,947              824               --                2,771
All other income.............................          4,179            1,549               --                5,728
                                                 -----------      -----------      -----------         ------------
   Total non-interest income.................          6,126            2,373               --                8,499

NON-INTEREST EXPENSE
Salaries and other employee benefits.........          7,499            5,062               --               12,561
Occupancy and equipment expense..............          2,040            1,394               76 (12)           3,510
All other expense............................          3,945            3,468            1,422 (3)            8,835
                                                 -----------      -----------      -----------         ------------
   Total non-interest expense................         13,484            9,924            1,498               24,906
                                                 -----------      -----------      -----------         ------------

Income before tax............................          8,688            3,880           (5,020)               7,548
Income tax...................................          3,323            1,136           (1,439)(13)           3,020
                                                 -----------      -----------      -----------         ------------
     Net income..............................    $     5,365      $     2,744      $    (3,581)        $      4,528
                                                 ===========      ===========      ===========         ============

PER SHARE DATA
Basic earnings per common share..............    $      0.60      $      0.33                          $       0.35
Diluted earnings per common share............           0.60             0.32                                  0.34
Average common shares-basic..................      8,868,572        8,278,457                            13,007,801
Average common shares-diluted................      8,932,375        8,482,200                            13,173,475

The accompanying notes are an integral part of the unaudited pro forma combined consolidated financial information. The foregoing pro forma historical information does not reflect any cost savings which the Registrant expects to achieve in the merger.



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
                               UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
                                           FOR THE YEAR ENDED DECEMBER 31, 2000
                                    (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                                                PRO FORMA
                                                              EQUALITY                     PRO FORMA            COMBINED
                                              ALLEGIANT       BANCORP        SOUTHSIDE    ADJUSTMENTS         CONSOLIDATED
                                              ---------       --------       ---------    -----------         ------------
INTEREST INCOME
Interest and fees on loans.................  $    66,776    $     8,299     $    36,388   $      (800)(12)    $    110,663
Interest on investment securities..........        4,914         10,447          12,924            --               28,285
Interest on over night investments.........          283            417             515            --                1,215
                                             -----------    -----------     -----------   -----------         ------------
   Total interest income...................       71,973         19,163          49,827          (800)             140,163

INTEREST EXPENSE
Interest on deposits.......................       31,540          6,144          20,733           334 (12)          58,751
Interest on borrowings.....................        8,981          7,237           5,749         5,908 (2,4,5)       27,875
                                             -----------    -----------     -----------   -----------         ------------
   Total interest expense..................       40,521         13,381          26,482         6,242               86,626
                                             -----------    -----------     -----------   -----------         ------------
     Net interest income...................       31,452          5,782          23,345        (7,042)              53,537
Provision for loan losses..................        3,500            631             361            --                4,492
                                             -----------    -----------     -----------   -----------         ------------
     Net interest income after
       provision for loan losses...........       27,952          5,151          22,984        (7,042)              49,045

NON-INTEREST INCOME
Service charges on deposits................        3,111             --           1,602            --                4,713
All other income...........................        3,351          1,826           2,802            --                7,979
                                             -----------    -----------     -----------   -----------         ------------
   Total non-interest income...............        6,462          1,826           4,404            --               12,692

NON-INTEREST EXPENSE
Salaries and other employee benefits.......       11,386          5,408           9,402            --               26,196
Occupancy and equipment....................        3,338            700           2,817           150 (12)           7,005
All other expense..........................        7,858          3,198           6,324         2,843 (3)           20,223
                                             -----------    -----------     -----------   -----------         ------------
   Total non-interest expense..............       22,582          9,306          18,543         2,993               53,424

Income (loss) before tax...................       11,832         (2,329)          8,845       (10,035)               8,313
Income tax (benefit).......................        4,797           (858)          2,358        (2,877)(13)           3,420
                                             -----------    -----------     -----------   -----------         ------------
     Net income (loss).....................  $     7,035    $    (1,471)    $     6,487   $    (7,158)        $      4,893
                                             ===========    ===========     ===========   ===========         ============


PER SHARE
Basic earnings (loss) per common share.....  $      1.09    $     (0.64)    $      0.78                       $       0.46
Diluted earnings (loss) per common share...         1.08          (0.64)           0.77                               0.46
Average common shares-basic................    6,460,250      2,294,350       8,363,828                         10,642,164
Average common shares-diluted..............    6,495,067      2,305,911       8,437,139                         10,713,637

The accompanying notes are an integral part of the unaudited pro forma combined consolidated financial information. The foregoing pro forma historical information does not reflect any cost savings which the Registrant expects to achieve in the merger.




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  NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

NOTE 1--BASIS OF PRESENTATION

         The unaudited pro forma combined consolidated financial information assumes that the merger of Allegiant and Southside will be accounted for under the purchase accounting method and is based on the historical consolidated financial statements of these companies. The mark to market adjustments are based upon conditions as of June 30, 2001. The Registrant has not completed a review of Southside's accounting policies. As a result of this review, it might be necessary to restate certain amounts in the financial statements of the combined company to conform to the Registrant's accounting policies. The Registrant does not expect to make any material restatements.

         The Financial Accounting Standards Board (FASB) recently issued Statement of Accounting Standards No. 141, Business Combinations and Statement No. 142, Goodwill and Other Intangible Assets. These statements change the accounting for business combinations, goodwill, and intangible assets.

         Statement No. 141 eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. Statement 141 also includes new criteria to recognize intangible assets separately from goodwill. The requirements of Statement 141 are effective for any business combination accounted for by the purchase method that is completed after June 30, 2001.

         Under Statement No. 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually, or more frequently if impairment indicators arise, for impairment. Separable intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives. The amortization provisions of Statement 142 requiring nonamortization of goodwill and indefinite lived intangible assets apply to goodwill and indefinite lived intangible assets acquired after June 30, 2001. However, the impairment provisions of Statement 142 apply to these assets upon adoption of Statement
142. With respect to goodwill and intangible assets acquired prior to July 1, 2001, companies are required to adopt Statement 142 in their fiscal year beginning after December 15, 2001.

         The Registrant completed the acquisition of Equality Bancorp on November 15, 2000. The Equality Bancorp acquisition was accounted for under the purchase accounting method and its results are included in the Registrant's financial statements beginning on that date. Equality Bancorp's fiscal year end was March 31, so the results in the pro forma income statement for the year ended December 31, 2000 include the fourth quarter of Equality Bancorp's fiscal year ended March 31, 2000 plus its results from April 1, 2000 through November 15, 2000.

NOTE 2--SHAREHOLDERS' EQUITY

         Under the terms of the merger agreement between Allegiant and Southside, holders of Allegiant's common stock will receive one share of the combined company's common stock for each share of our common stock owned. Allegiant had 9,000,395 shares of its common stock outstanding at August 1, 2001, which shares will be exchanged for the same number shares of the Registrant's Common Stock. Subject to reallocation in accordance with the merger agreement, Southside shareholders will receive merger consideration payable in the form of 50% cash in the amount of $14.00 per share and 50% Registrant's Common Stock based upon the exchange ratio of 1.39 common shares of the Registrant for each Southside share. The Registrant will have approximately 14,700,000 common shares outstanding after the merger. The common stock in the unaudited pro forma combined consolidated balance sheet has been adjusted to reflect the par value amount of shares of the Registrant.

NOTE 3--PRO FORMA ADJUSTMENTS (DOLLARS IN THOUSANDS)

         (1) To record net cash received from Southside Employee Stock Option Plan ("ESOP") to repay note, cash paid for merger related compensation costs and cash paid for estimated transaction costs.
         (2)    To record purchase accounting mark to market adjustments.
         (3) To record estimated goodwill of $42,649 and reflect goodwill amortization over a 15-year period.
         (4) To record additional bank borrowings of $30,000 and interest expense at a rate of 7.0%.
         (5) To record issuance of trust preferred securities of $35,000 and interest expense at a rate of 9.0%.
         (6) To eliminate Southside common stock of $8,985 and record issuance of $58 of Allegiant stock.



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         (7)    To eliminate Southside surplus of $5,419 and record surplus of $58,854 on the stock issued by Allegiant.
         (8)    To eliminate Southside retained earnings of $64,011.
         (9) To record payoff of Southside ESOP note receivable of $692 and distribution of unallocated shares.
         (10)   To record elimination of Southside treasury stock of $5,843.
         (11) To eliminate Southside's accumulated other comprehensive income.
         (12) To record accretion and/or amortization of purchase accounting adjustments.
         (13)   To reflect impact of taxes at a 40% rate.